[The American Funds Group(r)]


Limited Term Tax-Exempt
Bond Fund of America

2000 Annual Report
For the year ended July 31

[Photo of path with trees]

taking the middle path




Limited Term Tax-Exempt Bond Fund of America(sm) seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment for periods ended June 30, 2000 (the most recent calendar quarter), with all distributions reinvested:

[Begin chart]

                                             Lifetime              5 years      12 months
                                             (since 10/6/93)

Class A shares                               +4.05%                +3.92%       -1.42%
     reflecting 3.75% maximum sales
     charge


[End chart]

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period.

The fund's 30-day yield for Class A shares as of August 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.17%. The fund's distribution rate for Class A shares as of that date was 4.20%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

There are two ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.



FELLOW SHAREHOLDERS:

In fiscal 2000, Limited Term Tax-Exempt Bond Fund of America continued to generate steady tax-free income. For the 12 months ended July 31, the fund's monthly dividends totaled 62 cents a share, all exempt from regular federal income taxes.

- If you took those dividends in cash, they represented a tax-free income return of 4.3%.

- If you reinvested your dividends in additional fund shares, your tax-free income return was 4.4%.

- To match a 4.4% tax-free income return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 7.3% from a taxable investment.

Reflecting rising interest rates and weakness in bond prices through part of the fiscal year, the share price slipped to $14.43 on July 31 from $14.62 at the start of the reporting period. This decline of just over 1% was more than offset by the income return, resulting in a combined 3.1% total return for those who reinvested dividends.

Meanwhile, the average total return for intermediate municipal bond funds was 3.2%, according to Lipper Inc. For the 12 months, the unmanaged Lehman Brothers 7-Year Municipal Bond Index (which has no expenses) gained 4.6% on a total return basis.

[Photo of 2 trees]


Investment Strategy

Limited Term Tax-Exempt Bond Fund aims to provide attractive income while paying careful attention to the goal of preservation of capital. It tends to be less volatile than the majority of its peers and holds securities with shorter maturities than most of the funds in the group of 55 intermediate municipal bond funds tracked by Lipper. (Typically, the shorter a bond's maturity, the less its price fluctuates with changes in interest rates.) On July 31, the average effective maturity was 5.6 years, compared with an average of 8.2 years for the Lipper peer group.

As it often does when interest rates rise, this strategy helped the fund relative to its peers during the first half of fiscal 2000. However, it worked against us in the final six months, when rates edged downward and bond prices - especially longer term issues - strengthened.

This follows a tendency that has been evident since the fund began. The cautious investment approach followed by its adviser, Capital Research and Management Company, has enabled the fund to do well relative to most of its competitors during difficult periods. Over the long run, this has proven to be of greater benefit than the drawback of trailing in stronger markets. As you can see from the table on page 2, Limited Term Tax-Exempt Bond Fund of America has done better than the average of all funds in its universe since operations began in 1993.


The Economy and the Portfolio

The rise in bond prices in the second half of fiscal 2000 reflected a growing belief that the Federal Reserve may succeed in cooling off the economy without causing a recession. Since mid-1999, the Fed has raised short-term rates six times and a total of 175 basis points (1.75 percentage points). Its actions appear to be holding inflation in check. A key remaining question is whether or not the Federal Reserve will be able to produce the hoped-for soft economic landing.

The fund maintains a high level of credit quality. At fiscal year-end, just over two-thirds of its assets were rated in the top three categories -AAA, AA or A- by independent bond-rating services.

The portfolio is well diversified; it consists of 171 debt issues from 40 states and territories. These investments cover a wide range of activities. The two largest areas of concentration are health care and housing bonds.

Our housing-related investments generated considerable income for the fund. Our holdings in the health care sector have not fared well this past year. The impact of public policy has overwhelmed the fundamentals underlying many of these holdings. However, we believe they continue to offer opportunities for the fund and its shareholders.

We look forward to reporting to you again in another six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

September 15, 2000



[Begin chart]
INVESTMENT HIGHLIGHTS

(for the periods ended July 31, 2000)                  1 Year      5 Years      Lifetime*

Limited Term Tax-Exempt Bond Fund of America           +3.1%       +4.8%        +4.8%

Lehman Brothers 7-Year Municipal Bond Index            +4.6        +5.3         +5.1

Lipper Intermediate Municipal Fund Average             +3.2        +4.7         +4.4

*Since October 6, 1993.
[End chart]




THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its relatively short lifetime, Limited Term Tax-Exempt Bond Fund of America has done better than the average of all intermediate municipal bond funds tracked by Lipper Inc.

The chart shows the periods since the fund's inception on October 6, 1993 to July 31, 2000 with dividends reinvested.


[Begin chart]

Date                   The fund at            The fund at net        Lehman Brothers        Lipper Intermediate
                       maximum sales charge*   asset value            7-Year                Municipal Fund
                                              (without any           Municipal Bond Index   Average
                                              sales charge)

10/6/93                $9,625                 $10,000                $10,000                $10,000

10/31/93               9,787                  10,171                 10,026                 10,020

1/31/94                10,077                  10,472                 10,228                10,233

4/30/94                9,670                  10,049                 9,810                  9,773

7/31/94                9,826                  10,211                 9,979                  9,951

10/31/94               9,713                  10,094                 9,836                  9,771

1/31/95                9,830                  10,215                 10,024                 9,979

4/30/95                10,152                 10,550                 10,384                 10,313

7/31/95                10,460                 10,870                 10,786                 10,614

10/31/95               10,711                 11,131                 11,051                 10,892

1/31/96                10,942                 11,371                 11,341                 11,179

4/30/96                10,877                 11,304                 11,171                 11,004

7/31/96                11,024                 11,456                 11,333                 11,180

10/1/96                11,250                 11,691                 11,565                 11,399

1/31/97                11,376                 11,821                 11,764                 11,565

4/30/97                11,440                 11,888                 11,768                 11,598

7/31/97                11,901                12,368                 12,309                  12,114

10/31/97               12,003                 12,474                 12,424                 12,202

1/31/98                12,261                 12,741                 12,753                 12,520

4/30/98                12,255                 12,735                 12,691                 12,466

7/31/98                12,490                 12,979                 12,956                 12,706

10/31/98               12,783                 13,284                 13,342                 13,035

1/31/99                12,955                 13,463                 13,602                 13,260

4/30/99                12,940                 13,448                 13,553                 13,214

7/31/99                12,813                 13,315                 13,380                 13,007

10/31/99               12,738                 13,237                 13,343                 12,848

1/31/00                12,715                 13,214                 13,355                 12,840

4/30/00                12,874                 13,379                 13,548                 13,074

7/31/00                13,208                 13,726                 13,994                 13,440





$13,994(1)
Lehman Brothers
7-Year Municipal
Bond Index

$13,726
The fund at net asset
value (without sales charge)

$13,440(2)
Lipper Intermediate
Municipal Fund Average

$13,208(3)
The fund at
maximum sales charge

(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.

(2) Calculated by Lipper Inc. The average does not reflect sales charges.

(3) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.
Past results are not predictive of future results.
[End chart]



[Begin United States Flag superimposed under text]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

As a shareholder in Limited Term Tax-Exempt Bond Fund of America, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:


A LONG-TERM, VALUE-ORIENTED APPROACH

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.


AN UNPARALLELED GLOBAL RESEARCH EFFORT

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.


A MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.


EXPERIENCED INVESTMENT PROFESSIONALS

More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.


A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

[Photo of a portion of the United States Flag]

[Begin Sidebar]
Our funds have a commitment to your best interests and the proven approach of our investment adviser.
[End Sidebar]


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of  Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR. [End United States Flag superimposed underneath text]


Limited Term Tax-Exempt Bond Fund of America
Investment Portfolio, July 31, 2000

[Begin pie chart]
Michigan(MI)  -  9.65%
California(CA)  -  9.59%
Illinois(IL)  -  7.18%
Texas(TX)  -  6.85%
New York(NY)  -  6.85%
North Carolina(NC)  -  6.14%
Washington(WA)  -  4.70%
Louisiana(LA)  -  3.83%
Pennsylvania(PA)  -  3.59%
Massachusetts(MA)  -  3.45%
[End pie chart]                                                                                   Principal       Market
                                                                                      Amount        Value
                                                                                        (000)        (000)
                                                                                    --------     --------
Tax-Exempt Securities Maturing in More Than One
Year - 96.28%

Alabama  -  1.14%
Industrial Dev. Board of the City of Butler, Pollution                                 $3,000       $2,957
Control Ref. Rev. Bonds (James River Project), Series
1993, 5.50% 2005

Alaska  -  1.16%
Industrial Dev. And Export Auth. Power Rev. Bonds,                                        930          943
First Series AMT (Snettisham Hydroelectric Project),
AMBAC Insured, 5.25% 2005
Industrial Dev. And Export Auth. Power Rev. Bonds,                                         70           71
(Snettisham Hydroelectric Project), First Series,
AMBAC Insured, 5.25% 2005 (Escrowed to Maturity)
Student Loan Corp., Student Loan Rev. Bonds, AMBAC
Insured AMT:
1997 Series A, 5.20% 2006                                                               1,000        1,012
1999 Series A, 4.80% 2007                                                               1,000          978

Arizona  -  0.70%
Industrial Dev. Auth. of the County of Maricopa,                                        1,950        1,804
Health Fac. Rev. Bonds (Catholic Healthcare West Project),
1998 Series A, 4.30% 2005

California  -  9.59%
Health Facs Fncg. Auth.:
Hospital Rev. Bonds (Downey Community Hospital),
Series 1993:
5.20% 2003                                                                              1,000          998
5.30% 2004                                                                              1,010        1,009
Rev. Bonds (Catholic Healthcare West), 1998 Series A:
5.00% 2006                                                                              1,000          939
5.00% 2007                                                                              1,000          926
Pollution Control Fncg. Auth., Solid Waste Disposal Ref.                                3,500        3,202
Rev. Bonds (USA Waste Services, Inc. Project), Series
1998A AMT, 5.10% 2018 (Put 2008)(1)
Statewide Communities Dev. Auth., Apartment Dev. Rev.                                   4,000        3,840
Ref. Bonds (Irvine Apartment Communities, LP), Series
1998A-1 AMT, 5.05% 2025 (Put 2008)(1)
Association of Bay Area Governments Fin Auth. For
Nonprofit Corps., Ref. Rev. Cert. of  Part. (Episcopal
Homes Foundation):
Series 1997A, 5.25% 2007                                                                  840          791
Series 1998, 5.00% 2007                                                                 1,405        1,379
Fin. Auth., Taxable Rev. Ref. Cert. of Part. (American                                  1,000          956
Baptist Homes of the West Facs. Project), 5.50% 2007
City of Duarte, City of Hope National Medical Center,                                   1,000          941
Cert. of Part., Series 1999A, 5.25% 2008
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium
of the Pacific Project), 1995 Series A:
5.75% 2005                                                                              3,500        3,524
5.75% 2006                                                                                780          784
County of Los Angeles, Capital Asset Leasing Corp., Cert.                               1,020        1,046
of Part. (Marina del Rey), 1993 Series A, 6.25% 2003
Sacramento Cogeneration Auth., Cogeneration Project Rev.                                2,200        2,355
Bonds (Procter & Gamble Project), 1995 Series, 7.00% 2004
Sacramento Power Auth., Cogeneration Project Rev.                                       2,000        2,101
Bonds (Campbell Soup Project), 1995 Series, 6.50% 2004

Colorado  -  1.68%
Housing and Fin. Auth., Single Family Program Senior                                      470          471
Bonds, 1995 Series C-2, 5.625% 2009 (2000)(1)
Eaglebend Affordable Housing Corp., Multi-family Housing
Project Rev. Ref. Bonds, Series 1997 A:
5.45% 2002                                                                                255          255
5.75% 2007                                                                              2,585        2,573
University of Colorado Hospital Auth., Hospital Ref.                                    1,000        1,043
Rev. Bonds, Series 1997A, AMBAC Insured, 5.50% 2007

Connecticut  -  0.61%
Mashantucket (Western) Pequot Tribe, Special Rev.
Bonds, 1996 Series A:(2)
6.25% 2002 (Escrowed to Maturity)                                                         500          518
6.375% 2004 (Escrowed to Maturity)                                                        995        1,061

District of Columbia  -  1.74%
G.O. Ref. Bonds, Series 1993D, FGIC Insured:
5.10% 2002 (Escrowed to Maturity)                                                         932          945
5.10% 2002                                                                                 68           69
Fixed Rate Rev. Bonds (National Academy of Sciences                                     1,065        1,072
Project), Series 1999A, AMBAC Insured, 5.00% 2007
Hospital Rev. Ref. Bonds (Medlantic Healthcare
Group, Inc. Issue), Series 1997A, MBIA  Insured:
6.00% 2006 (Escrowed to Maturity)                                                       1,000        1,063
6.00% 2007 (Escrowed to Maturity)                                                       1,250        1,338

Florida  -  0.96%
Lee County Industrial Dev. Auth., Healthcare Facs. Rev.                                 1,500        1,427
Bonds, Series 1999A (Shell Point/Alliance Obligated
Group, Shell Point Village Project), 5.25% 2005
Meadow Pointe II, Community Dev. Dist. (Pasco County),                                  1,060        1,053
Capital Improvement Rev. Bonds, Series 1998A, 5.25% 2003

Hawaii  -  1.58%
Cert. of Part. (Kapolei State Office Building), 1998
Series A, AMBAC Insured:
4.10% 2004                                                                              2,125        2,046
5.00% 2005                                                                              1,000        1,007
Housing and Community Dev. Corporation of Hawaii, Single                                1,000        1,025
Family Mortgage Purchase Rev. Bonds, Series 2000 A AMT,
5.90% 2008

Idaho  -  1.10%
Housing and Fin. Association, Single Family Mortgage
Bonds, AMT:
1998 Series C-2 , 5.25% 2011                                                              500          492
1998 Series E-3, 5.125% 2011                                                              690          676
1998 Series H, 4.65% 2012                                                               1,170        1,130
1998 Series I-2, 4.70% 2012                                                               580          554

Illinois  -  7.18%
Health Facs. Auth., Rev. Ref. Bonds:
Series 1997A, (Advocate Health Care Network):
5.50% 2004                                                                              1,250        1,270
5.10% 2005                                                                              1,815        1,811
Series 1998A (Advocate Health Care Network), 5.00% 2006                                 1,730        1,710
Series 1998 (Centegra Health System), 5.50% 2007                                        2,480        2,424
Series 1997A (Highland Park Hospital Project), FGIC                                     1,490        1,537
Insured, 5.50% 2005
Series 1998 (Northwestern Medical Faculty Foundation,                                   1,810        1,848
Inc.), MBIA Insured,  5.25% 2006
Series 1993, (OSF Healthcare System), 5.25% 2001                                        2,300        2,304
Series 1999 (OSF Healthcare System):
5.25% 2005                                                                                855          843
5.375% 2006                                                                               900          888
5.50% 2008                                                                              1,000          984
Series 1997A (Victory Health Services), 5.25% 2004                                      1,755        1,731
Housing Dev. Auth., Multi-family Housing Bonds, 1992                                    1,165        1,202
Series A, 6.55% 2003

Indiana  -  2.11%
Health Fac. Fncg. Auth., Hospital Rev. Bonds:
Charity Obligated Group, Series 1999D, 5.50% 2008                                       1,000        1,018
Clarian Health Partners, Inc., Series 1996A,                                            1,000        1,020
MBIA Insured, 5.25% 2008
Hospital Auth.:
City of Fort Wayne, Rev. Bonds, Series 1998 (Parkview                                   1,000          959
Health System, Inc. Project), MBIA Insured, 4.10% 2004
St. Joseph County, Health System Bonds, (Memorial                                       1,010        1,048
Health System), Series 1998A, MBIA Insured, 5.50% 2008
Housing Fin. Auth., Multi-Family Housing Rev. Bonds                                     1,400        1,406
(Indiana Affordable Housing, Inc.), Series 1999A,
5.40% 2009

Iowa  -  1.15%
Fin. Auth., Hospital Facs. Rev. Bonds:
Series 1998 A (Iowa Health System), MBIA Insured,                                       1,895        1,937
5.25% 2007
Series 1999 (Mercy Medical Center Project), FSA                                         1,000        1,023
Insured, 5.30% 2009

Kentucky  -  2.04%
Econ. Dev. Fin. Auth., Hospital System Ref. and
Improvement Rev. Bonds, (Appalachian Regional
Healthcare, Inc. Project),  Series 1997:
5.20% 2004                                                                              1,000          877
5.40% 2006                                                                              1,500        1,253
5.50% 2007                                                                                465          381
Econ. Dev. Fin. Auh. Rev. Bonds (Catholic Health                                        1,000        1,010
Initiatives), Series 2000A, 5.50% 2009
City of Ashland, Pollution Control Ref. Rev. Bonds,                                     1,750        1,757
Series 1999 (Ashland Inc. Project), 5.70% 2009

Louisiana  -  3.83%
Public Facs. Auth., Hospital Rev. and Ref. Bonds                                        4,500        4,648
(Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA Insured, 5.50% 2006
Jefferson Parish Hospital Service Dist. No. 2, Parish of                                2,150        2,171
Jefferson, Hospital Rev. Bonds, Series 1998, FSA
Insured, 5.00% 2005
Lake Charles Harbor and Terminal Dist., Port Facs. Rev.                                 1,000        1,076
Ref. Bonds (Trunkline LNG  Co. Project), Series
1992, 7.75% 2022
Parish of St. Charles, Pollution Control Rev. Ref.                                      2,000        1,995
Bonds (Entergy Louisiana, Inc. Project), Series
1999-C, 5.35% 2029 (Put 2003)(1)

Maine  -  2.59%
Educational Loan Marketing Corp., Senior Student Loan
Rev. Bonds, AMT, Series 1994A-4:
5.95% 2003                                                                              1,000        1,035
6.05% 2004                                                                              1,500        1,562
Housing Auth., Mortgage Purchase Bonds:
1994 Series E, 6.30% 2002                                                               1,280        1,288
1994 Series C-1, 5.90% 2015                                                             1,325        1,362
Student Loan Rev. Ref. Bonds, Series 1992A-1 AMT:
6.20% 2003                                                                                515          532
6.30% 2004                                                                                880          910

Maryland  -  1.15%
G.O. Bonds, State and Local Facs. Loan of 2000,                                         1,000        1,052
Series F, 5.50% 2008
Community Dev. Administration, Dept. of Housing and                                     1,905        1,911
Community Dev., Single Family Program Bonds, 1994 First
Series, 5.70% 2017 (2004)(1)

Massachusetts  -  3.45%
Educational Fncg. Auth., Education Loan Rev. and Ref. Bonds,                            3,335        3,434
Issue G, Series 2000A AMT, MBIA Insured, 5.55% 2008
Industrial Fin. Agcy. Resource Recovery Rev. Ref.                                       1,550        1,470
(Ogden Haverhill Project), Series 1998A AMT, 5.15% 2007
The New England Education Loan Marketing Corp., Student                                 1,000        1,038
Loan Rev. Ref. Bonds, 1992 Senior Issue A, 6.50% 2002
Port Auth. Special Facs. Rev. Bonds (United Air Lines,                                  3,000        2,974
 Inc. Project), Series 1999A AMT, 5.75% 2029

Michigan  -  9.65%
Hospital Fin. Auth.:
Rev. and Ref. Bonds:
The Detroit Medical Center Obligated Group, AMBAC Insured:
Series 1993B, 5.00% 2006                                                                1,000        1,005
Series 1997A, 5.00% 2006                                                                1,000        1,011
Hackley Hospital Obligated Group, Series 1998A, 4.90% 2007                              1,140        1,062
Henry Ford Health System, Series 1999A, 5.50% 2008                                      1,000        1,014
Mercy Health Services, Series 1997T, 6.25% 2011                                         1,000        1,070
Sinai Hospital of Greater Detroit, Series 1995, 6.00% 2008                              2,000        1,892
Rev. Ref. Bonds:
Genesys Health System Obligated Group, Series 1995A,                                    1,375        1,481
7.20% 2003 (Escrowed to Maturity)
Pontiac Osteopathic, Series 1994A, 5.375% 2006                                          4,345        4,074
Variable Rate Rev. Bonds (Ascension Health Credit Group):
Series 1999B-3, 5.30% 2033 (Put 2006)(1)                                                5,000        4,972
Series 1999B-4, 5.375% 2033 (Put 2007)(1)                                               2,000        1,987
Housing Dev. Auth., Rental Housing Rev. Bonds, 1992                                     1,200        1,251
Series A, AMBAC Insured, 6.40% 2005
City of Detroit, G.O. Refunding Bonds (Unlimited Tax):
Series 1995-A, 6.25% 2004                                                               1,000        1,043
Series 1995-B, 6.75% 2003                                                               2,000        2,091
City of Flint Hospital Building Auth., Rev. Ref. Bonds                                  1,000          975
(Hurley Medical Center), Series 1998A, 5.00% 2003

Minnesota  -  0.39%
City of Minneapolis, G.O. Various Purpose Bonds, Series                                 1,000        1,009
2000, 5.00% 2001

Nebraska  -  0.52%
Hospital Auth. No. 1 of Lancaster County, Rev. Bonds,                                   1,310        1,351
Series 1991A (Sisters of Charity Health Care Systems,
Inc.), MBIA Insured, 6.375% 2005

Nevada  -  0.35%
Housing Division, Single Family Mortgage Bonds, 1998                                      945          905
Series B-1, 5.20% 2011

New Jersey  -  2.09%
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds
(Fellowship Village Project), Series 1998A:
5.00% 2006                                                                              1,275        1,196
5.05% 2007                                                                              1,375        1,274
Housing and Mortgage Fin. Agcy., Home Buyer Rev. Bonds,                                 2,900        2,921
1994 Series I, MBIA  Insured, 5.60% 2016
1994 Series I, MBIA  Insured, 5.60% 2016

New Mexico  -  0.27%
Educational Assistance Foundation, Student Loan Rev. Bonds,                               695          712
Subordinate 1992 Series One-B AMT, 6.85% 2005

New York  -  6.85%
Dormitory Auth.:
Center for Nursing & Rehabilitation, Inc., FHA-Insured                                    785          777
Mortgage Nursing Home Rev. Bonds, Series 1997, 4.75% 2007
Cert. of Part., on behalf of the City University of                                     1,500        1,585
New York, as Lessee (John Jay College of Criminal Justice
Project Ref.), 6.00% 2006
Secured Hospital Rev. Bonds:
Saint Agnes Hospital, Series 1998A, 4.80% 2006                                          1,000          994
Wyckoff Heights Medical Center, Series 1998H, 5.125% 2008                               1,000        1,006
Housing Fin. Agcy., Health Facs. Rev. Bonds (New York City),                            5,450        5,717
1996 Series A Ref., 6.00% 2006
Port Auth. of New York and New Jersey, Special Project                                  2,000        2,093
Bonds (Delta Air Lines, Inc. Project), LaGuardia Airport
Passenger Terminal, Series 1R, 6.95% 2008
State Medical Care Facs. Fin. Agcy., Mental Health                                      1,000        1,057
Services Facs. Improvement Rev. Bonds, Series 1997B,
6.00% 2007
Castle Rest Residential Health Care Fac., FHA-Insured                                   1,400        1,403
Mortgage Rev. Bonds,  Series 1997A, 4.875% 2007
Dutchess County Industrial Dev. Agcy., Industrial Dev.                                  2,000        2,022
Bonds (IBM Project), Series 1999 AMT, 5.45% 2029
(Put 2009)(1)
City of New York, G.O. Bonds, 1997 Series L, MBIA                                       1,000        1,047
Insured, 5.625% 2007

North Carolina  -  6.14%
Eastern Municipal Power Agcy., Power System Rev. Bonds, Ref.:
Bonds, Ref.:
Series 1993B:
6.00% 2005 (2003)(1)                                                                    1,330        1,360
6.125% 2009                                                                             1,750        1,805
Series 1993C, 5.50% 2007                                                                1,550        1,546
Series 1999D, 5.45% 2004                                                                1,000        1,004
Municipal Power Agcy. Number 1, Catawba Electric
Rev. Bonds, Series 1992:
5.90% 2003                                                                              1,000        1,015
6.00%  2004                                                                             4,525        4,620
6.00% 2005                                                                              1,250        1,279
MBIA Insured, 6.0% 2010                                                                 3,000        3,229

Ohio  -  0.82%
The Student Loan Funding Corp., Cincinnati, Student Loan                                1,000        1,004
Rev. Bonds, Series 1988B-3 AMT, AMBAC Insured, 5.125% 2005
County of Knox, Hospital Facs. Ref. Rev. Bonds, Series                                  1,155        1,110
1998 (Knox Community Hospital), Asset Guaranty
Insured, 4.70% 2008

Oklahoma  -  0.51%
Industries Auth., Health System Rev. Ref. Bonds (INTEGRIS                               1,300        1,328
Health), Series 1995D, AMBAC Insured,  5.25% 2006

Pennsylvania  -  3.59%
Blair County Hospital Auth., Hospital Rev. Bonds                                        1,000        1,009
(Altoona Hospital Project), 1998 Series A, AMBAC
Insured, 5.00% 2005
Hospitals and Higher Education Facs. Auth. of
Philadelphia, Health System Rev. Bonds (Jefferson
Health System), Series 1997 A:
5.50% 2006                                                                              2,045        2,054
5.50% 2008                                                                              1,000          997
Philadelphia Auth. for Industrial Dev., Airport Rev.                                    3,410        3,445
Bonds (Philadelphia Airport System Project), Series
1998A AMT, FGIC Insured, 5.25% 2009
Westmoreland County Industrial Dev. Auth., Variable Rate                                2,000        1,767
Rev. Bonds, Series 1993 AMT (National Waste and
Energy Corp.; Valley Landfill Expansion
Project) 5.10% 2018 (2009)(1)

Rhode Island  -  0.52%
Student Loan Auth., Student Loan Rev. Ref. Bonds,                                       1,300        1,354
Series 1992B AMT, 6.90% 2003 (2001)(1)

South Carolina  -  0.60%
State Housing Fin. And Dev. Auth Mortgage Rev. Bonds,                                   1,490        1,545
Series 2000 A-2 AMT, FSA Insured, 5.875% 2009

South Dakota  -  0.24%
Housing Dev. Auth., Homeownership Mortgage Bonds,                                         610          618
1996 Series A, 5.50% 2010

Tennessee  -  0.39%
Housing Dev. Agcy., Homeownership Program Bonds,                                        1,000          995
Issue 1999-2A AMT, 5.05% 2008

Texas  -  6.85%
G.O. Bonds, Veterans' Housing Assistance Program,                                         280          281
Fund I, Series 1994C Ref.  Bonds, 6.25% 2015 (2000)(1)
Dept. of Housing and Community Affairs, Single Family                                     565          566
Mortgage Rev. Bonds, 1996 Series B, MBIA Insured, 5.55% 2011
Board of Regents of the Texas A&M University System, Rev.                               2,000        2,020
Fncg. System Bonds, 5.10% 2010
Bell County Health Facs. Dev. Corp.:
Hospital Rev. Ref. and Improvement Bonds (Cook Children's                               1,965        2,005
Medical Center Project), Series 1998, FSA
Insured, 5.25% 2008
Retirement Fac. Rev. Bonds (Buckner Retirement Services,
Inc. Obligated Group Project), Series 1998:
5.00% 2005                                                                              1,330        1,294
5.00% 2007                                                                              1,470        1,399
Harris County Health Facs. Dev. Corp.:
Hospital Rev. Bonds (Memorial Hermann Hospital System                                   1,000        1,018
Project), Series 1998, FSA Insured, 5.25% 2008
Hospital Rev. Ref. Bonds, Children's Hospital Project,                                  1,000        1,051
Series 1995, MBIA Insured, 6.00% 2004
City of Houston, Airport System, Subordinate Lien Rev.                                  3,500        3,536
Bonds, Series 1998B AMT, FGIC Insured, 5.25% 2009
City of San Antonio, Electric and Gas Systems Rev. Ref.                                 3,455        3,505
Bonds, Series 1998B, 5.125% 2009
Tarrant County, Health Facs. Dev. Corp., Health Resources                               1,000        1,018
Systems Rev. Bonds, Series 1997A, MBIA Insured, 5.50% 2007

Utah  -  1.41%
Housing Fin. Agcy. (Federally Insured or Guaranteed
Mortgage Loans):
Single Family Mortgage Purchase Ref. Bonds, Series                                        610          619
1996, 5.45% 2004
Single Family Mortgage Bonds, AMT:
1998 Issue D-2, 5.25% 2012(1)                                                             370          358
1998 Issue E-1, 5.25% 2012(1)                                                             360          348
1998 Issue F-2, 4.25% 2008                                                              2,430        2,313

Vermont  -  1.01%
Educational and Health Buildings Fncg. Agcy. Hospital Rev.                              2,500        2,597
Bonds (Medical Center Hospital of Vermont Project),
Series 1993, FGIC Insured, 5.75% 2007

Virginia  -  2.07%
Virginia Housing Dev. Auth.:
Commonwealth Mortgage Bonds, 2000 Series A-1 AMT, 5.55% 2008                            1,175        1,194
Rental Housing Bonds, 2000 Series D AMT, 5.50% 2008                                     1,070        1,079
Industrial Dev. Auth. of the City of Norfolk, Hospital Rev.                             2,000        2,121
Bonds (Daughters of Charity National Health System-DePaul
Medical Center), Series 1992A,6.50% 2007 (2002)(1)
Pocahontas Parkway Association, Route 895 Connector Toll                                1,000          954
Road Rev. Bonds, Senior Current Interest Bonds, Series
1998A, 5.25% 2007

Virgin Islands  -  0.77%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund                                   2,000        2,000
Loan Notes), Series 1998 C, 5.00% 2002

Washington  -  4.70%
Washington Various Purpose G.O. Bonds, Series 2000B,                                    3,130        3,381
FSA Insured, 6.00% 2010
Health Care Facs. Auth., Weekly Rate Demand Rev. Bonds                                  1,000        1,059
(Virginia Mason Medical Center), 1997 Series A, MBIA
Insured, 6.00% 2006
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds, Series 1991A,                                    1,000        1,017
6.30% 2001
Nuclear Project No. 2, Ref. Rev. Bonds:
Series 1992A, 5.90% 2004                                                                1,500        1,563
Series 1997B, 5.50%  2006                                                               2,000        2,070
Series 1998A, 5.00%  2005                                                               1,000        1,010
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1990B,                                    1,000        1,030
7.375% 2004
Central Puget Sound Regional Transit Auth., Sales Tax                                   1,000        1,021
and Motor Vehicle Excise Tax Bonds, Series 1999, FGIC
Insured, 5.25% 2010

Wisconsin  -  2.78%
G.O Ref. Bonds of 1998, Series 2, 5.00% 2008                                            1,000        1,013
Health and Educational Facs. Auth.:
Rev. Bonds, Series 1999 (The Monroe Clinic, Inc.),                                      1,010          903
4.60% 2008
Var. Rate Hospital Rev. Bonds (Charity Obligated Group,                                 3,715        3,748
Daughters of Charity National Health System), Series
1997D, 4.90% 2015 (Put 2005)(1)
Housing and Econ. Dev. Auth., Housing Rev. Ref. Bonds,                                  1,500        1,519
Series 1992A, 6.20% 2001
                                                                                               ----------
                                                                                                   248,764
                                                                                               ----------

Tax-Exempt Securities Maturing in One Year or Less - 2.99%
Collier County Health Facs. Auth., Health Fac. Rev. Bonds,                              1,200        1,200
(The Moorings, Incorporated Project), Series 2000
4.75% 2024(3)
City of Houston, Tax and Rev. Anticipation Notes,                                       1,000        1,006
Series 2000, 5.00% 2001
State of Idaho Tax Anticipation Notes, Series 2000,                                     1,000        1,010
5.375% 2001
Power County, Idaho, Pollution Control Rev. Bonds                                       1,000        1,000
(FMR Corp. Project), 3.70% 2010(3)
Industrial Dev. Auth. of the City of Roanoke (Hospital                                  1,600        1,600
Rev. Bonds), Series 1995 3.00% 2019(3)
State of Texas, Tax and Rev. Anticipation Notes,                                        1,900        1,901
Series 1999A, 4.50% 8/31/00
                                                                                               ----------
                                                                                                    7,717
                                                                                               ----------

Total Tax-Exempt Securities (cost: $259,325,195)                                                   256,481
Excess of cash and receivables over payables                                                         1,895
                                                                                               ----------
NET ASSETS                                                                                       $258,376
                                                                                               ----------


(1) Valued on the basis of the effective maturity - that is, the date at which the security is expected to be called or refunded by the issuer.

(2) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers; resale to the public may require registration.

(3) Coupon rate may change periodically.

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. - Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Ref. = Refunding
Rev. = Revenue


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2000                                                        (dollars in thousands)
Assets:
Investment securities at market
 (cost: $259,325)                                                                        $256,481
Cash                                                                                           73
Receivables for--
 Sales of fund's shares                                                   1,597
 Accrued interest                                                         3,202             4,799
                                                                                          261,353
Liabilities:
Payables for--
 Purchases of investments                                                 2,118
 Repurchases of fund's shares                                               342
 Dividends on fund's shares                                                 298
 Management services                                                         82
 Other expenses                                                             137             2,977
Net Assets at July 31, 2000--                                                            $258,376
 Total authorized capital stock-- unlimited shares
Class A shares
 Net Assets                                                                              $257,784
 Shares outstanding                                                                    17,860,535
 Net asset value per share                                                                 $14.43
Class B shares
 Net Assets                                                                                  $592
 Shares outstanding                                                                        41,007
 Net asset value per share                                                                 $14.43



STATEMENT OF OPERATIONS
for the year ended July 31, 2000                                    (dollars in thousands)

Investment Income:
Income:
 Interest on tax-exempt securities                                                        $13,894

Expenses:
 Management services fee                                                  1,045
 Distribution expenses - Class A                                            817
 Distribution expenses - Class B                                              1
 Transfer agent fee - Class A                                               117
 Transfer agent fee - Class B                                                 -
 Reports to shareholders                                                     42
 Registration statement and prospectus                                       90
 Postage, stationery and supplies                                            24
 Directors' fees                                                             15
 Auditing and legal fees                                                     37
 Custodian fee                                                                5
 Taxes other than federal income tax                                          4
 Other expenses                                                              17
  Total expenses before reimbursement                                     2,214
  Reimbursement of expenses                                                 163             2,051
 Net investment income                                                                     11,843

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                                          (1,337)
Net change in unrealized depreciation
 on investments                                                                            (2,771)
 Net realized loss and
  unrealized depreciation
  on investments                                                                           (4,108)
Net Increase in Net Assets Resulting
 from Operations                                                                           $7,735




STATEMENT OF CHANGES IN NET ASSETS                                  (dollars in        thousands)

                                                                    year  ended          July 31,
                                                                            2000              1999
Operations:
Net investment income                                                   $11,843           $10,926
Net realized (loss) gain on investments                                  (1,337)            1,150
Net unrealized depreciation
 on investments                                                          (2,771)           (6,206)
 Net increase in net assets
  resulting from operations                                               7,735             5,870
Dividends Paid from Net
 Investment Income:
  Class A                                                               (11,848)          (10,912)
  Class B                                                                    (4)                -
Total Dividends                                                         (11,852)          (10,912)

Capital Share Transactions:
 Proceeds from shares sold                                              143,484           150,785
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                      8,453             7,841
 Cost of shares repurchased                                            (172,075)          (97,927)
  Net(decrease) increase in net assets resulting
   from capital share transactions                                      (20,138)           60,699
Total (Decrease) Increase in Net Assets                                 (24,255)           55,657

Net Assets:
Beginning of year                                                       282,631           226,974
End of year (including
 undistributed net investment
 income: $46 and $34,
 respectively)                                                         $258,376          $282,631

See Notes to Financial Statements





NOTES TO FINANCIAL STATEMENTS
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and ten years. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of July 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $2,844,000, of which $1,826,000 related to appreciated securities and $4,670,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the year ended July 31, 2000. The fund had available at July 31, 2000 a net capital loss carryforward totaling $2,093,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2001, the recognition of capital losses totaling $1,098,000 which were realized during the period November 1, 1999 through July 31, 2000.

The cost of portfolio securities for book and federal income tax purposes was $259,325,000 at July 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,045,000 for management services during the year ended July 31, 2000 was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $163,000 for the year ended July 31, 2000.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Trustees. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended July 31, 2000, distribution expenses for Class A were limited to $817,000 on Class A shares. Had no limitation been in effect, the fund would have paid $928,000 in distribution expenses for Class A.Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended July 31, 2000, distribution expenses under the Plan of Distribution for Class B were $1,000. As of July 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $71,000 and $0, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $111,000 (after allowances to dealers) during the year ended July 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $117,000 during the year ended July 31, 2000.

DEFERRED TRUSTEES' FEES -   Trustees who are unaffiliated with CRMC may elect
to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Trustees, were $57,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $88,416,000 and $98,523,000, respectively, during the year ended July 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended July 31, 2000, the custodian fee of $5,000 was paid by these credits rather than in cash.

[Begin chart]
AS OF JULY 31, 2000, NET ASSETS CONSISTED OF THE FOLLOWING:


                                                                      (dollars in thousands)
Capital paid in on shares of beneficial interest                                    $264,365
Undistributed net investment income                                                       46
Accumulated net realized loss                                                         (3,191)
Net unrealized depreciation                                                           (2,844)
Net Assets                                                                          $258,376


                                                                      Year ended                        Year ended
                                                                   July 31, 2000                     July 31, 2000
                                                                    Amount (000)           Shares     Amount (000)          Shares
Class A Shares:
  Sold                                                               $   142,783        9,945,084      $   150,785      10,081,007
  Reinvested of dividends                                                  8,450          589,816            7,841         525,895
  Repurchased                                                           (171,956)     (12,004,361)         (97,927)     (6,566,151)
   Net (decrease) increase in Class A                                    (20,723)      (1,469,461)          60,699       4,040,751
Class B Shares:*
  Sold                                                                       701           49,100                -               -
  Reinvested of dividends                                                      3              232                -               -
  Repurchased                                                               (119)          (8,325)               -               -
   Net increase in Class B                                                   585           41,007                -               -
Total net (decrease) increase in fund                                $   (20,138)      (1,428,454)     $    60,699       4,040,751


* The period ended 2000 represents the 138-day period ended July 31, 2000. Class B shares were not offered before March 15, 2000.



PER-SHARE DATA AND RATIOS (1)
                                                                                                         Net
                                                                  Net asset                    gains/(losses)
                                                                      value,         Net        on securities
                                                                   beginning   investment      (both realized
Year ended                                                  of year          income       and unrealized)
Class A:
2000                                                                   $14.62    $.73 (2)          $(.30) (2)
1999                                                                    14.85          .61               (.23)
1998                                                                    14.79          .66                 .06
1997                                                                    14.36          .68                 .43
1996                                                                    14.29          .69                 .07
1995                                                                    14.29          .76                 .85
Class B:
2000                                                                    14.79     .24 (2)           (.31) (2)


                                                                                Dividends
                                                                 Total from    (from net        Distributions
                                                                  investment   investment       (from capital
Year ended                                                        operations      income)              gains)

Class A:
2000                                                                    $.43        $(.62)               $.00
1999                                                                      .38        (.61)                 .00
1998                                                                      .72        (.66)                 .00
1997                                                                    1.11         (.68)                 .00
1996                                                                      .76        (.69)                 .00
1995                                                                    1.61         (.76)                 .00
Class B:
2000                                                                    (.07)        (.29)                 .00



                                                                               Net asset
                                                                       Total   value, end              Total
Year ended                                                     distributions      of year              return

Class A:
2000                                                                   $(.62)       $14.43               3.09%
1999                                                                    (.61)        14.62                2.59
1998                                                                    (.66)        14.85                4.95
1997                                                                    (.68)        14.79               7.96
1996                                                                    (.69)        14.36                5.39
1995                                                                    (.76)        15.14               11.62
Class B:
2000                                                                    (.29)        14.43                2.59

                                                                                 expenses            expenses
                                                                               to average          to average
                                                                 Net assets,   net assets          net assets
                                                                 end of year       before               after
Year ended                                                     (in millions)       waiver              waiver

Class A:
2000                                                                    $258          .81%                .75%
1999                                                                      283          .77                 .75
1998                                                                      227          .83                 .75
1997                                                                      203          .83                 .75
1996                                                                      197          .85                 .74
1995                                                                      157          .94                 .94
Class B:
2000                                                                        1    1.88 (3)            1.60 (3)


                                                                   Ratio of
                                                                  net income    Portfolio
                                                                  to average     turnover
Year ended                                                        net assets         rate

Class A:
2000                                                                    5.08%  34.38% (4)
1999                                                                     4.12        17.00
1998                                                                     4.40        34.07
1997                                                                     4.70        31.89
1996                                                                     4.77        34.95
1995                                                                     5.66        46.42
Class B:
2000                                                                4.23 (3)    34.38 (4)



(1) The periods 1996 through 2000 represent fiscal years ended July 31. The period ended
2000 represents, for Class B shares, the 138-day period ended July 31, 2000.
Class B shares were not offered before March
15, 2000. Total return for Class B is
based on activity during the period and thus is not representative of a full year.
Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate
(equivalent for all share classes) for the year ended July 31, 2000.



REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America(the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
August 31, 2000



TAX INFORMATION (UNAUDITED)

During the fiscal year ended July 31, 2000, the fund paid 62 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

The fund designates a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

THIS INFORMATION IS GIVEN TO MEET CERTAIN REQUIREMENTS OF THE INTERNAL REVENUE CODE AND SHOULD NOT BE USED BY SHAREHOLDERS FOR PREPARING THEIR INCOME TAX RETURNS. FOR TAX RETURN PREPARATION PURPOSES, PLEASE REFER TO THE CALENDAR YEAR-END INFORMATION YOU RECEIVE FROM THE FUND'S TRANSFER AGENT.



TRUSTEES AND OTHER OFFICERS
Limited Term Tax-Exempt Bond Fund of America

Board of Trustees

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author; former United States Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.;
former Chairman of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

Don R. Conlan
South Pasadena, California
President (retired), The Capital Group Companies, Inc.

Diane C. Creel
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

Martin Fenton
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior living communities)

Leonard R. Fuller
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

Abner D. Goldstine
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

Richard G. Newman
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation (architectural engineering)

Frank M. Sanchez
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)


Other Officers

Neil L. Langberg
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

Mark R. Macdonald
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

Brenda S. Ellerin
Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

Todd L. Miller
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company



[The American Funds Group(r)]

Offices of the Fund and of the Investment Adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

Transfer Agent for
Shareholder Accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of Assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Independent Accountants
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, California 90071-3405

Principal Underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT, ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA WG/INS/4803

Lit. No. LTEX -011-0900